UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]

Definitive Proxy Statement Definitive

[   ]

Additional Materials Soliciting Material Pursuant to §240.14a-12

URANIUM STAR CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ii

URANIUM STAR CORP.

1224 Washington Avenue, Miami Beach, FL 33139 USA

and

1000 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

I am pleased to give you notice that the 2007 Annual Meeting of Stockholders of Uranium Star Corp. (the "Company") will be held at the St. Andrew’s Club & Conference Centre, 150 King Street West, Toronto, Ontario, M5H 1J9, Canada, on Thursday, December 20, 2007 at 10:00 a.m., local time for the following purposes:

1.

To elect five directors of the Company, each to hold their offices until the next annual meeting of the Company’s stockholders and until their successors have been duly elected and qualified.  Note that the Board of Directors intends in the future to increase its size from five to seven members, and to fill the resulting vacancies with individuals who the Board of Directors determines can provide a significant contribution to the Company.

2.

To ratify an increase to the Company's authorized capital from the 125,000,000 shares of common stock presently authorized to 175,000,000 shares of common stock.  The additional unauthorized share capital is necessary for the Company to ensure it has the ability to respond to financing, acquisition and other opportunities.  This would include raising additional capital in the marketplace to support existing programs or to finance a significant mineral discovery.  These additional shares would also enable the Company to issue additional shares for strategic property acquisitions.

3.

To ratify the appointment of Moore Stephens Cooper Molyneux LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2008.

4.

To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on Friday, November 16, 2007 as the record date for the annual meeting.  Only holders of record of the Company’s common stock on the close of business on that date are entitled to notice of, and to vote at, the meeting.

Dated:   November 19, 2007

/s/ J.A. Kirk McKinnon

J.A. Kirk McKinnon, President and Chief Executive Officer

Whether or not you expect to be present at the meeting, you are urged to fill in, date, sign and return the enclosed proxy card.

If you wish to attend the annual meeting, please check the appropriate box on the enclosed proxy card and return it in the enclosed envelope.

The annual meeting for which this notice is given may be adjourned from time to time without further notice other than announcement at the meeting or any adjournment thereof.  Any business for which notice is hereby given may be transacted at any such adjourned meeting.

TABLE OF CONTENTS

PAGE

Proxy Statement	1
Introduction	1
Date, Time and Place	1
Proposals to be Considered	1
Record Date	2
Votes Required	3
Voting of Proxies	3
Revocability of Proxies: How to Vote	3
Solicitation of Proxies	4
Proposal 1 – Election of Directors	5
Proposal 2 – Approval of Increase to Authorized Capital	13
Proposal 3 – Ratification of Appointment of Independent Public Accounting Firm	14
Certain Relationships and Related Party Transactions	17
Annual Report	18
Stockholder Proposals and Nominations	18
Other Matters	18
Schedule I	19

URANIUM STAR CORP.

1224 Washington Avenue, Miami Beach, FL 33139 USA

and

1000 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada

(416) 364-4986

__________________________________________________________

PROXY STATEMENT

FOR

2007 ANNUAL MEETING OF STOCKHOLDERS

OF URANIUM STAR CORP.

November 19, 2007

__________________________________________________________

Introduction

This proxy statement is being furnished to the stockholders of Uranium Star Corp. (the "Company") by its Board of Directors in connection with the 2007 Annual Meeting of Stockholders to be held at the St. Andrew’s Club & Conference Centre, 150 King Street West, Toronto, Ontario, M5H 1J9, Canada, on Thursday, December 20, 2007 at 10:00 a.m., local time, or at any adjournment or postponement thereof.

Our principal executive offices are located at 1224 Washington Avenue, Miami Beach, FL 33139 USA and 1000 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada.  The approximate date on which this proxy statement and the accompanying proxy are first being sent or given to our stockholders is November 19, 2007.

Date, Time and Place

This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors of the Company from holders of its common stock for use at the annual meeting of stockholders to be held at the St. Andrew’s Club & Conference Centre, 150 King Street West, Toronto, Ontario, M5H 1J9, Canada, on Thursday, December 20, 2007 at 10:00 a.m., local time, or at any adjournment or postponement thereof.

Proposals to be Considered

At the annual meeting, we will ask holders of our common stock to consider and vote upon the following items:

Election of Directors

The election of the Company’s directors, namely J.A. Kirk McKinnon, Richard E. Schler, William Nielsen, Hadyn Butler and Elgin M. Wolfe.  If elected, these directors will each serve until the next annual meeting of the Company’s stockholders or until their successors have been duly elected and qualified.  In addition, the stockholders will be asked to ratify an increase size to the Board of Directors from five to seven members, with the remaining two vacancies to be filled in the future, at the Board’s discretion, with capable persons who can contribute positively to the Company.

Ratification of increase to the Company's authorized capital

The ratification of an increase to the Company's authorized capital from the 125,000,000 shares of common stock presently authorized to 175,000,000 shares of common stock.  The Board of Directors has determined to amend the Company's Articles of Incorporation so as to increase the Company's authorized capital.  Further to the Company's planned and anticipated exploration programs, the Company may be required to raise additional capital to fund and advance its projects by, among other things, issuing shares of its capital or engaging in other equity-based financing transactions. Significant financing will be required if the Company makes a major mineral discovery, as financing the full exploration of that discovery and/or developing the property to production will require significant capital expenditures. Accordingly, the Company's Board of Directors has determined to increase the Company's authorized capital to ensure that a significant number of the Company's authorized but unissued shares remain available should they be required to permit equity-based financing.  In addition, in the future the Company may determine to issue shares of its capital stock as payment for properties or other interests it acquires.  Therefore, having a substantial number of additional authorized but unissued shares available may facilitate such acquisitions.

Under Nevada corporate law, this change to the Company's Articles of Incorporation does not require the approval of the Company's stockholders.  However, the Board of Directors has determined to seek a ratification from the Company's stockholders to this increase to the Company's authorized capital and to the corresponding amendment to our Articles of Incorporation.

Ratification of the appointment of an Independent Registered Public Accounting Firm

The ratification by the Company's stockholders of the appointment of Moore Stephens Cooper Molyneux LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2008.

Record Date:  November 16, 2007

Stockholders of record at the close of business on Friday, November 16, 2007, the record date for the annual meeting, are entitled to receive this proxy statement and to vote at the meeting and at any adjournment or postponement thereof.  As of the close of business on the record date, there were 67,411,357 outstanding shares of the Company's common stock entitled to notice of and to vote at the annual meeting. Holders of our common stock have one vote per share on each matter to be acted upon.  A list of the stockholders of record entitled to vote at the annual meeting will be available at the annual meeting and for 10 days prior to the annual meeting, for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. at our principal executive offices at 1224 Washington Avenue, Miami Beach, FL 33139 USA and 1000 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada, by contacting the Company's President.

The presence in person or by proxy of holders of at least 10 percent (10%) of the outstanding shares of common stock of the Company constitutes a quorum at the annual meeting.  For purposes of determining the presence of a quorum for transacting business at the annual meeting, abstentions and broker "non-votes" (proxies from banks, brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the banks, brokers or nominees do not have discretionary power) will be treated as shares that are present.

Votes Required

Election of Directors

The directors nominated for election will be elected by a plurality of the votes cast, in person or by proxy, at the annual meeting.  Abstentions from voting and broker "non-votes" on the election of directors will have no effect since they will not represent votes cast at the annual meeting for the purpose of electing directors.

Ratification of increase to the Company's authorized capital

The ratification of an increase to the Company's authorized capital from the 125,000,000 outstanding shares of common stock presently authorized to 175,000,000 shares of common stock will require the affirmative vote of a majority of votes cast at the annual meeting.  For purposes of this vote, votes to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the vote on the proposal.

Ratification of the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Moore Stephens Cooper Molyneux LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2008 will require the affirmative vote of a majority of the votes cast at the annual meeting.  For the purposes of this vote, votes to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the vote on such proposal.

Voting of Proxies

Shares of our common stock will be voted in accordance with the instructions contained in the proxies. If you return a signed proxy card without indicating your vote, your shares will be voted:

•	FOR the election (as directors) of the persons who have been nominated by the Board of Directors;
•	FOR the ratification of an increase the Company's authorized capital;
•

FOR the ratification of the appointment of Moore Stephens Cooper Molyneux LLP, Chartered Accountants, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2008; and

•

with respect to any other matter that may properly be brought before the annual meeting in accordance with the judgment of the person or persons voting.  We do not expect that any matter other than as described in this proxy statement will be brought before the annual meeting.

Revocability of Proxies; How to Vote

The grant of a proxy on the enclosed proxy card does not preclude a stockholder from voting in person. You may revoke a proxy at any time prior to your proxy being voted at the annual meeting by:

•	delivering to our President, prior to the annual meeting, a written notice of revocation bearing a later date or time than the proxy;

•	timely delivery of a valid, later dated proxy; or
•	attending the annual meeting and voting in person.

Attendance at the annual meeting will not by itself constitute revocation of a proxy.  If an adjournment occurs, it will have no effect on the ability of stockholders of record as of the record date to exercise their voting rights or to revoke any previously delivered proxies.  We do not expect to adjourn the annual meeting for a period of time long enough to require the setting of a new record date for that meeting.

If your shares are registered directly in your name with our transfer agent, Empire Stock Transfer Inc., you are considered, with respect to those shares, the “stockholder of record.”  The Notice of Annual Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-KSB and proxy card have been sent directly to you on the Company’s behalf.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name.  The Notice of Annual Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-KSB and proxy card have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

Solicitation of Proxies

The cost of solicitation of proxies being solicited on behalf of the Board of Directors will be borne by the Company.  In addition to the use of the mail, proxy solicitation may be made through other means, including by telephone, facsimile and personal interview by our officers, directors and employees.  We will, upon request, reimburse banks, brokers, nominees and other record holders for their reasonable expenses in sending soliciting material to persons for whom they hold shares.

Stockholders should not send stock certificates with their proxy cards.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

Our Board of Directors currently consists of five directors.

At the annual meeting, our stockholders will be asked to elect the following five directors:  J.A. Kirk McKinnon, Richard E. Schler, William Nielsen, Haydn Butler and Elgin M. Wolfe.  If elected, these individuals will hold office until the next annual meeting of the Company’s stockholders and until their successors have been duly elected and qualified.  Unless otherwise specified, all proxies received will be voted in favor of the election of the nominees named below as directors of the Company.  Directors will be elected by a plurality of the votes cast, in person or by proxy, at the annual meeting.

As permitted by the Company’s by-laws and Nevada law, the Board of Directors intends in the future to increase its size from five to seven members, with the remaining two vacancies to be filled in the future, at the discretion of the Board of Directors, with capable persons who can contribute positively to the Company.

The Board of Directors does not have a charter governing its nominating procedures, nor has it adopted a policy regarding the consideration of candidates to serve as directors.

The term of each of the current directors expires at the 2007 annual meeting or when his respective successor is duly elected and qualified.  The Company's management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected.  Should any of the nominees not remain a candidate for election at the date of the annual meeting, proxies will be voted in favor of the nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors.  Set forth below is biographical information for each nominee.

The following have been nominated to serve as directors until the next annual meeting of the Company’s stockholders and until their successors have been duly elected and qualified:

J.A. Kirk McKinnon

J.A. Kirk McKinnon has served as our President, Chief Executive Officer and a director since April 2006.  He brings over 25 years of Senior Management experience to the Company.  Mr. McKinnon is currently President and CEO of both MacDonald Mines Exploration Ltd. and Vencan Gold Corporation, both of which are resource exploration companies headquartered in Toronto, Canada.   Previously, Mr. McKinnon held senior management positions with several high profile Canadian corporations, including Nestle Canada.  Mr. McKinnon is well versed in business management and he has been very successful in raising funds in the capital markets.

Richard E. Schler, MBA

Richard E. Schler has been our Vice President, Chief Financial Officer and a director since April 2006.  He is also currently serving as Vice President and Chief Financial Officer of both MacDonald Mines Exploration Ltd. and Vencan Gold Corporation, both of which are resource exploration companies headquartered in Toronto, Canada.  Before joining these companies, Mr. Schler held various senior management positions with noted corporations.  He also has over 25 years of experience in the manufacturing sector.  Mr. Schler is very experienced in financial management and business operations. Together with Mr. McKinnon, they have been very successful in raising funds in the capital markets.

William Nielsen, P.Geo

William Nielsen, P. Geo. joined our Board of Directors in April 2006.  He has over 30 years of field experience, as well as experience in project management and as a consultant in mineral/resource exploration.  Mr. Nielsen currently holds the position of Vice President of Exploration for Nevsun Resources Ltd., a Vancouver, Canada based resource company.  Mr. Nielsen led the exploration team for Nevsun Resources Ltd. in the successful discovery of a world class VMS mineral deposit in Eritrea, Africa.

Hadyn Butler, P.Geo

Hadyn Butler P.Geo. joined our Board of Directors on December 22, 2006.  Mr. Butler has over 40 years of geological experience, having graduated with a degree in geology in 1974 (Bachelor of Science, with First Class Honours and University Medal) at the University of New England, Armidale, New South Wales, Australia.  Mr. Butler currently works as a Professional Geoscientist and a practicing member of the Association of Professional Geoscientists of Ontario.  He also serves as a director for MacDonald Mines Exploration Ltd., a TSX Venture Exchange listed company.  Mr. Butler has had 30 years consulting experience with INCO and has enjoyed substantial success in mineral exploration.

Elgin M. Wolfe

Elgin M. Wolfe joined our Board of Directors on December 22, 2006.  Mr. Wolfe is President of King River Development Limited and Tri-Main Development LLC, both real estate development companies.  Besides spending his working life in the construction and real estate development business, Mr. Wolfe is a Director and Chairman of VenCan Gold Corporation, a TSX Venture Exchange listed company, having served on that Board since 1989.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the election of each of the nominees.

Corporate Governance

The Company's Board of Directors has established on committee: the audit committee.  The Company's Board of Directors does not currently have any nominating, compensation or other committees.  All of the functions that would be performed by those other committees (except the audit committee) are performed by the entire Board of Directors.  Due to the small size of the Board of Directors and the Company's limited operations, the Board of Directors has determined that it is not currently appropriate for such committees to be established.

Audit Committee and Audit Committee Financial Expert

The Company's audit committee is comprised of Elgin Wolfe, Richard Schler and Hadyn Butler, all of whom are financially literate.  Messrs. Wolfe and Butler are independent directors as they do not have any involvement in the day to day operations of the Company. The audit committee is a key component of the Company’s commitment to maintaining a high standard of corporate responsibility. The Committee reviews the Company’s financial reports, internal control systems, the management of financial risks and the external audit process. It has authority to conduct any investigation appropriate to its responsibilities.

Code of Ethics

The Company has adopted a code of business conduct and ethics that applies to its directors, officers, and employees, including its principal executive officers, principal financial officer, principal accounting officer, controller or persons performing similar functions.  The Code of Ethics was filed as Exhibit 14.1 to our Annual Report on Form 10-KSB for the year ended June 30, 2006, as filed on October 12, 2006 with the Securities and Exchange Commission.

Meetings of the Board and Committees

The Board of Directors met four times in the 2007 fiscal year.  Each incumbent director attended all the meetings of the Board.

Compensation of Directors

Summary of Compensation

The following tables set forth certain summary information concerning the compensation paid or accrued during each of our last three completed fiscal years to our chief executive officer and each of our other executive officers who received compensation in excess of $100,000 during such period (as determined at June 30, 2007, the end of our last completed fiscal year):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
J.A. Kirk McKinnon, President, CEO and Director	2006	5,000	--	960,000 (1)	--	--	--	530,000 (2)	1,495,000
	2007	92,475		189,000 (3)	1,298,471 (4)	--	--		1,579,946

Richard E. Schler, Vice-President, CFO and Director	2006	5,000	--	825,000 (1)	--	--	--	477,000 (2)	1,307,000
	2007	76,990		175,500 (3)	1,191,620 (4)	--	--	407,000 (5)	1,851,110

William Nielsen, Director (6)	2006	--	--	180,000 (1)	--	--	--	132,500 (2)	312,500
	2007	76,170		162,000 (3)	1,082,069 (4)			--	1,320,239

Thornton J. Donaldson, President(7)	2005	--	--		--	--	--	--	--
	2006	--	--		--	--	--	--	--
		--	--		--	--	--	--	--

Jeff Murdock, Director(8)	2005	--	--		--	--	--	--	--
	2006	--	--		--	--	--	--	--
		--	--		--	--	--	--	--

 [1] Represented by shares valued at $0.60 per share (after applying a 50% discount to quoted market price) issued to companies controlled by these individuals.

[2] Represented by warrants valued at $0.53 per warrant, using the Black-Scholes option pricing model.

[3] Represented by shares valued at $0.54 per share (after applying a 50% discount to quoted market price) issued to companies controlled by these individuals.

[4] Represented by stock options valued between $0.66 and $1.09 per option, using the Black-Scholes option pricing model.

[5] Issuance of shares from the cashless exercise of stock options at an exercise price of $1.50.

[6] Mr. Nielsen is compensated for the services he provides to the Company as a geologist and otherwise with respect to the Company's exploration programs.

[7] Appointed President on March 3, 2004; served until April 26, 2006. (no longer associated with the Company).

[8] Appointed Secretary on March 17, 2004 to April 26, 2006. (no longer associated with the Company).

Options and Stock Appreciation Rights Grants

Stock options granted to the Chief Executive Officer and Directors during the fiscal year ended June 30, 2007 are as follows:

Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested ($)
J.A. Kirk McKinnon, President & CEO	280,000 425,000 720,000	--	--	0.80 0.85 1.24	July 28, 2011 Nov. 26, 2011 March 4, 2012	--	--	--	--
Richard E. Schler Chief Financial Officer	690,000	--	--	1.24	March 4, 2012	--	--	--	--
William Nielsen, Director	150,000 375,000 650,000	--	--	0.80 0.85 1.24	July 28, 2011 Nov. 26, 2011 March 4, 2012	--	--	--	--

Aggregated Option Exercises and Fiscal Year-End Option Values

On March 9, 2006, the Company filed a Form S-8 Registration Statement in connection with its newly adopted 2006 Stock Option Plan (the “2006 Plan”) allowing for the direct award of shares or granting of stock options to acquire up to a total of 2,000,000 common shares.  On December 18, 2006, February 16,

2007 and July 11 2007, the 2006 Plan was amended to increase the stock option pool by a total of 8,000,000 additional common shares.  During the year ended June 30, 2007, the Company granted stock options to acquire 5,725,000 common shares at an average exercise price of $0.91 per share.

The following table summarizes the continuity of the Company’s stock options:

	Number of Shares	Weighted average exercise price $
Outstanding, June 30, 2005	–	–
Granted	1,235,250	0.45
Exercised	(255,000)	0.45
Expired	–	–

Outstanding, June 30, 2006	980,250	0.45
Granted	5,725,000	0.91
Expired	(980,250)	0.45
Exercised	(790,000)	0.83
	4,935,000	1.08

Additional information regarding options outstanding as at June 30, 2007 is as follows:

	Outstanding			Exerciseable
Exercise prices	Number of shares	Weighted average remaining life (years)	Weighted average exercise price	Number of shares	Weighted average exercise price
$0.80	515,000	4.00	$0.80	515,000	$0.80
$0.85	1,450,000	4.42	$0.85	1,450,000	$0.85
$1.24	2,970,000	4.71	$1.24	2,970,000	$1.24

Total/Average	4,935,000		$1.08	4,935.000	$1.08

In the second quarter of fiscal year 2008, the Board of Directors unanimously approved the re-pricing of options exercisable for a total of 2,970,000 shares from $1.24 per share to $0.55 per share. The Board determined to make this adjustment to the exercise price of outstanding options so as to provide an incentive to holders of outstanding options to exercise those options, as well as to permit option-holders to participate in future increases in the Company’s value (as compared to the Company’s current value on a per share basis). This action was disclosed in a current report on Form 8-K filed by the Company on October 24, 2007.

Long-Term Incentive Plan Awards Table

We do not have any Long-Term Incentive Plans.

Compensation of Directors

Directors who are also officers of the Company are remunerated for services rendered as officers.  During the fiscal year ended June 30, 2007, Kirk McKinnon received $92,475, Richard Schler $76,990 and William Nielsen $ 76,170. In addition to this cash remuneration, each of these individuals received stock based compensation in the form of restricted common shares and stock options, as previously noted in this item.  Also as previously reported in this item, a total of 875,000 shares and 3,900,000 stock options were issued to directors as compensation for their service as directors and officers of the Company or in respect of other services provided to the Company.

Directors who are not also officers of the Company or do not otherwise provide services to the Company are not compensated for their service as directors, except for stock based compensation in the form of stock options.  Messrs. Elgin Wolfe and Hadyn Butler each received 275,000 stock options during the fiscal year ended June 30, 2007. These options are included in the total number of options discussed in the preceding paragraph. The Company also reimburses them for expenses incurred in connection with their service on the Company's Board of directors.

The following table summarizes the value of the compensation paid by the Company to directors who do not provide services to the Company in other capacities.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
Elgin Wolfe, Chairman & Director	--	--	268,154	--	--	--	268,154
Hadyn Butler, Director	--	--	268,154	--	--	--	268,154

No additional amounts are payable to the Company's directors for committee participation or special assignments.  The compensation paid to directors who provide services to the Company in other capacities has been previously reported in this item under "Summary Compensation".

Employment Agreements

Currently, the Company does not have an employment agreement or consulting agreement with Kirk McKinnon, Richard Schler and William Nielsen, but has agreed to pay them a monthly stipend. Kirk McKinnon receives $10,000 monthly, Richard Schler receives $9,000 monthly and William Nielsen receives $8,000 monthly. In consultation with legal counsel, the Company is in process of preparing and negotiating consulting agreements with its officers and other key personnel or service providers.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of the common stock as of June 30, 2007, by (i) each person who is known by the Company to own beneficially more than 5% of the any classes of outstanding common stock, (ii) each director of the Company, (iii) each of the Chief Executive Officers and the four (4) most highly compensated executive officers who earned in excess of $100,000 for all services in all capacities (collectively, the "Named Executive Officers") and (iv) all directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 and 13d-5 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose.  The Company believes that each individual or entity named has sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.

NAME	SHARES OF COMMON STOCK BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING COMMON STOCK BENEFICIALLY OWNED(1)
J A Kirk McKinnon President, CEO & Director 1000 – 141 Adelaide Street West Toronto, Ontario Canada M5H 3L5(2)	-4,375,000-	6.54%
Richard E. Schler Vice President, CFO & Director 1000 – 141 Adelaide Street West Toronto, Ontario Canada M5H 3L5(3)	-3,290,000-	4.92%
William Nielsen, Director 1000 – 141 Adelaide Street West Toronto, Ontario Canada M5H 3L5(4)	-2,025,000-	3.03%
Elgin Wolfe, Director 111 St Lawrence Drive Mississauga, Ontario Canada L5G-4V2(5)	-450,000-	0.67%
Hadyn Butler, Director 647 Silver Lake Road Sudbury, Ontario Canada P3G 1J9(6)	-275,000-	0.41%
All Directors and Executive Officers as a Group (5 persons)	-10,415,000-	15.57%
Thornton J. Donaldson 475 Howe Street, Suite 206 Vancouver BC, V6C 2B3	-6,900,000-	10.32%
Virginia Mines Inc. 116 St Pierre, Suite 200 Québec, Québec Canada G1K 4A7(7)	-6,000,000-	8.98%
All Directors and Executive Officers and 5% shareholders as a Group (7 persons)	-23,315,000-	34.87%

[1] Based on total issued and outstanding shares of 66,849,969 as of June 30, 2007.

[2] Includes warrants exercisable for 1,000,000 common shares.  These warrants are exercisable until April 26, 2009 at a price of $1.00 per share.  Also includes 1,425,000 stock options exercisable between $0.55 - 0.80 per share with expiry dates between July 28, 2011 and March 4, 2012.

[3] Includes warrants exercisable for 900,000 common shares.  These warrants are exercisable until April 26, 2009 at a price of $1.00 per share.  Also includes 690,000 stock options exercisable at $0.55 per share with and expiry date of March 4, 2012.

[4] Includes warrants exercisable for 250,000 common shares.  These warrants are exercisable until April 26, 2009 at a price of $1.00 per share.  Also includes 1,175,000 stock options exercisable between $0.55 - 0.80 per share with expiry dates between July 28, 2011 and March 4, 2012.

[5] Includes 275,000 stock options exercisable between $0.55 - 0.85 per share with expiry dates between November 21, 2011 and March 4, 2012.

[6] 275,000 stock options exercisable between $0.55 - 0.85 per share with expiry dates between November 21, 2011 and March 4, 2012.

[7] Includes warrants exercisable for 3,000,000 common shares.  These warrants expire between June 1, 2009 and February 28, 2009 at a price ranging from $1.00 to $ 1.18 per share.

[8] Includes warrants exercisable for an aggregate of 2,150,000 common shares and stock options aggregating 3,840,000 common shares respectively.

Equity Compensation Plan Information

The following table sets forth certain information as of June 30, 2007 for (i) all compensation plans previously approved by the Company's security holders and (ii) all compensation plans not previously approved by the Company's security holders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	--	--	--
Equity compensation plans not approved by security holders	755,000 2,000,000 2,970,000	$0.80 $0.85 $1.24	515,000 1,450,000 2,970,000

All options reported above were issued under the Company's 2006 Stock Option Plan.  Subsequent to the Company's fiscal year-end on June 30, 2007, the Company granted certain of its officers and consultants options exercisable for a total of 4,020,000 shares of common stock.  These options are exercisable at a price of $0.59 per share and expire on July 12, 2012.  As of the date of this annual report, options for 20,000 of the Company's common stock remain available for issuance under the Company's 2006 Stock Option Plan.

PROPOSAL 2
RATIFICATION OF INCREASE TO COMPANY'S AUTHORIZED CAPITAL

At the annual meeting of stockholders, the stockholders will be asked to ratify an increase to the Company's authorized capital from the 125,000,000 shares of common stock presently authorized to 175,000,000 shares of common stock.

The Board of Directors foresees that the Company will be required to raise significant additional funds in order to advance the exploration of its properties and locate, investigate and further develop additional properties and prospects.  Accordingly, the Board of Directors has determined to amend the Company's Articles of Incorporation so as to increase the Company's authorized capital.  This will be done in order to ensure that a significant number of the Company's authorized but unissued shares remain available should the Company be required to issue them to acquire properties and interests or raise additional funds.

However, the Company currently has no plans to use the additional 50,000,000 shares of common stock that would be authorized for issuance to raise additional capital or in connection with acquisitions.  Nonetheless, those additional authorized shares may be used for future acquisitions of assets, interests or businesses, to raise additional capital to fund the Company's working capital and other corporate needs and for other corporate purposes.  At the time of any future capital raising transactions and in connection with any future share issuance, the Company will evaluate the applicable requirements and fully intends to comply therewith, including all disclosure and other requirements pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended.

With respect to recent capital raising activities, the Company recently completed a capital raising transaction whereby it issued (i) 34,600,000  shares of its common stock and warrants exercisable for 29,000,250  shares of common stock, each warrant being exercisable for a period of 24 months at a price of $0.75 per share..  This issuance was completed pursuant to an exemption from registration under Rule 506 promulgated under the Securities Act.

The following chart summarizes the Company's outstanding shares of common stock and rights convertible or exercisable therefore as of the date of this proxy statement (but after giving effect to the increase to the Company's authorized capital which is proposed to stockholders for ratification):

Issued and outstanding shares of common stock	Authorized shares of common stock	Reserved for issuance pursuant to convertible securities and our stock option plan	Authorized but unreserved
67,411,357	175,000,000	51,764,250	56,385,781

Under Nevada corporate law, the change to the Company's Articles of Incorporation to increase the Company's authorized capital does not require the approval of the Company's stockholders.  However, the Board of Directors has determined to seek a ratification from the Company's stockholders to this increase to the Company's authorized capital and to the corresponding amendment to its Articles of Incorporation.  The full text of the resolution which the stockholders will be asked to adopt is attached as Schedule I.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the ratification of an increase to the Company’s authorized capital.

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

At the annual meeting of stockholders, the stockholders will be asked to ratify the appointment of Moore Stephens Cooper Molyneux LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2008.

The Board of Directors has selected Moore Stephens Cooper Molyneux LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2008.  Although the selection of the independent registered public accounting firm is not required under the Company's By-laws or otherwise to be ratified by our stockholders, the Board of Directors has directed that the appointment of Moore Stephens Cooper Molyneux LLP be submitted to our stockholders for ratification due to the significance of their appointment to us.  If our stockholders fail to ratify the selection, it will be considered as a direction to the Board of Directors to consider the selection of a different firm.  Even if the selection is ratified, the Board of Directors in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

We do not expect a representative of Moore Stephens Cooper Molyneux LLP to be present at the annual meeting of stockholders.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the ratification of the appointment of Moore Stephens Cooper Molyneux LLP, Chartered Accountants, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2008.

Principal Accounting Fees and Services

Year ended June 30, 2007

Audit Fees:  The aggregate fees, including expenses, billed by the Company’s principal accountant in connection with the audit of our financial statements for the most recent fiscal year and for the review of our financial information included in our Annual Report on Form 10-KSB; and our quarterly reports on Form 10-QSB during the fiscal year ended June 30, 2007 was $63,675 Cdn.

Audit Related Fees:  The aggregate fees, including expenses, billed by the Company’s principal accountant for services reasonably related to the audit for the year ended June 30, 2007 were $Nil

All Other Fees:  The aggregate fees, including expenses, billed for all other services rendered to the Company by its principal accountant during year ended June 30, 2007 was $Nil

Year ended June 30, 2006

Audit Fees:  $ 6,750

Audit Related Fees:  None.

All Other Fees:  None.

AUDITOR INDEPENDENCE

Our Board of Directors considers that the work done for us in the year ended June 30, 2007 by Moore Stephens Cooper & Molyneaux LL.P, Chartered Accountants is compatible with maintaining Moore Stephens Cooper & Molyneaux LL.P, Chartered Accountants.

AUDITOR'S TIME ON TASK

All of the work expended by Moore Stephens Cooper & Molyneaux  LL.P, Chartered Accountants on our June 30, 2007 audit was attributed to work performed by Moore Stephens Cooper & Molyneaux  LL.P, Chartered Accountant’s full-time, permanent employees.

REPORT ON RE-INCORPORATION IN THE STATE OF MINNESOTA

(Re-incorporation in the State of Minnesota was ratified and approved by the stockholders at the Annual General Meeting of Stockholders held on December 22, 2006)

At the Company's annual meeting of stockholders on December 22, 2006, the Company sought and received approval to re-incorporate in the State of Minnesota. This approval was sought in connection with the efforts of the Board of Directors to list the Company’s shares on the TSX Venture Exchange, thereby increasing the visibility of the Company and its stock vis-à-vis Canadian and other stockholders, as well as improving the Company's ability to raise capital in Canada and other jurisdictions.

The approval granted by the Company's stockholders allows the Company's Board of Directors to complete, abandon or postpone the re-incorporation in its discretion.  Further to that discretion, the Company has not yet completed the re-incorporation, but may do so in the future.

As part of the Company's business plan, the Company is pursuing a listing of its shares on the TSX Venture Exchange. The Board of Directors has identified such a listing as an important objective for the Company because Canadian capital markets and Canadian stock exchanges, such as the TSX Venture Exchange, have historical expertise in supporting the development of resource companies.  In addition, as a significant number of the Company's outstanding shares of common stock are held by Canadians, a listing on a Canadian exchange would facilitate trading in the Company's stock by such Canadian stockholders, which is likely to increase liquidity and share value.

The Company has been advised that a Nevada-incorporated entity will not be eligible for listing on an exchange such as the TSX Venture Exchange. In that regard, the Board of Directors has determined that it is desirable for the Company to cease being a Nevada corporation and to continue its existence in the State of Minnesota. Minnesota was selected by the Board of Directors as an appropriate U.S. jurisdiction in which the Company can re-incorporate because the Board of Directors believes Canadian financial markets have some familiarity with Minnesota-incorporated companies. In addition, although there are differences between Nevada and Minnesota laws as they affect the rights of stockholders, in the opinion of the Board of Directors, the rights afforded to stockholders under Minnesota law are generally equal to or greater than those extended under Nevada law.

To prepare for a possible listing on the TSX Venture Exchange (among other reasons), the Company has filed a “Non-Offering Prospectus” with the OSC and has been granted the status of a “Reporting Issuer” in Ontario, effective commencing October 3, 2007.

If the Board of Directors determines to complete the Company’s re-incorporation in Minnesota, the re-incorporation would be accomplished by having the Company merge with a newly incorporated, wholly-owned Minnesota subsidiary. Upon the completion of that merger, the Company would be a Minnesota incorporated corporation possessing all the rights of, and being bound by all the obligations of, the current Nevada corporation.  The steps involved in the Company's re-incorporation under the laws of Minnesota were reviewed in the proxy statement prepared and circulated by the Company in connection with its annual meeting of stockholders on December 22, 2006.  Please refer to that document for further information.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

J.A. Kirk McKinnon

On July 12, 2007, the Company granted J.A. Kirk McKinnon options to purchase up to 975,000 shares of the Company’s common stock. The options are exercisable at a price of $0.59 per share and expire on July 11, 2012.

Richard Schler

On July 12, 2007, the Company granted Richard Schler options to purchase up to 875,000 shares of the Company’s common stock. The options are exercisable at a price of $0.59 per share and expire on July 11, 2012.

William Nielsen

On July 12, 2007, the Company granted William Nielsen options to purchase up to 825,000 shares of the Company’s common stock. The options are exercisable at a price of $0.59 per share and expire on July 11, 2012.

Jacob McKinnon

On July 30, 2006, the Company granted Jacob McKinnon, a related party to one of the directors, options to purchase up to 60,000 shares of the Company. The options are exercisable at a price of $0.80 per share and expire on July 31, 2011.

On November 27, 2006, the Company granted Jacob McKinnon, a related party to one of the directors, options to purchase up to 150,000 shares of the Company. The options are exercisable at a price of $0.85 per share and expire on November 26, 2011.

On December 15, 2006, Jacob McKinnon, a related party to one of the directors received 100,000 common shares of the Company for services.

On March 12, 2007, the Company granted options to Jacob McKinnon, a related party to one of the directors to purchase up to 240,000 shares of the Company’s common stock. The options are exercisable at a price of $1.24 per share and expire on March 11, 2012.

On July 12, 2007, the Company granted options to Jacob McKinnon, a related party to one of the directors to purchase up to 250,000 shares of the Company’s common stock. The options are exercisable at a price of $0.59 per share and expire on July 11, 2012.

Elgin Wolfe

On July 12, 2007, the Company granted Elgin Wolfe options to purchase up to 250,000 shares of the Company’s common stock. The options are exercisable at a price of $0.59 per share and expire on July 11, 2012.

Hadyn Butler

On July 12, 2007, the Company granted Hadyn Butler options to purchase up to 250,000 shares of the Company’s common stock. The options are exercisable at a price of $0.59 per share and expire on July 11, 2012.

Except as noted above, none of the following parties has, since our inception on March 1, 2004, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

•

any of our directors or officers;

•

any person proposed as a nominee for election as a director;

•

any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock;

•

any of our promoters;

•

any relative or spouse of any of the foregoing persons who has the same house as such person.

ANNUAL REPORT

All stockholders of record as of the record date are concurrently herewith being sent a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007.

Any stockholder of the Company may obtain without charge additional copies of the Company's Annual Report on Form 10-KSB for the 2007 fiscal year, as filed with the Securities and Exchange Commission, by writing to:

Chief Financial Officer Uranium Star Corp. 1224 Washington Avenue Miami Beach, FL 33139 USA	or to	Chief Financial Officer Uranium Star Corp. 1000 – 141 Adelaide Street West Toronto, Ontario M5H 3L5 Canada

STOCKHOLDER PROPOSALS AND NOMINATIONS

Under Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2008 proxy statement, your proposal must be received by us no later than August 1, 2008, and must otherwise comply with Rule 14a-8. While the Board of Directors will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including under Rule 14a-8.

You may write to our Secretary at one of the Company's addresses as reported above to deliver the notices discussed above and to request a copy of the relevant By-law provisions regarding the requirements for making stockholder proposals and nominations of directors.

OTHER MATTERS

As of the date of this proxy statement, we know of no matters other than those set forth herein that will be presented for consideration at the meeting. If any other matter or matters are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

SCHEDULE I

INCREASE TO AUTHORIZED CAPITAL

RESOLVED that:

1.

the stockholders ratify the increase of the Company’s authorized capital from 125,000,000 shares of Common Stock, par value of $0.001 per share currently to 175,000,000 shares of Common Stock, par value of $0.001 per share, in order to ensure that a significant number of the Company's authorized but unissued shares remain available should the Company be required to issue them to raise additional funds or acquire properties and interests;

2.

further to the foregoing increase in the Company's authorized capital, the stockholders ratify the decision by the Board of Directors of the Company to the effect that Section 4.01 of Article IV of the Company's Articles of Incorporation be amended and entirely replaced with the following:

"Section 4.01  Number and Class.  The amount of the total authorized capital stock of this corporation is One Hundred Seventy Five Million (175,000,000) shares with a par value of $0.001 designated as Common Stock.  The Common Stock may be issued from time to time without action by the stockholders.  The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

The Board of Directors may issue such shares of Common Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by them."

3.

notwithstanding that this resolution has been duly passed by the stockholders of the Company and subject to the rights of any third parties, the directors of the Company be, and they hereby are, authorized and empowered to revoke this resolution and/or postpone or terminate the corresponding amendment to the Company's Articles of Incorporation at any time prior to the filing of a certificate and/or articles giving effect to the increase to the Company's authorized capital, without further approval of the stockholders of the Company; and

4.

any one director or officer of the Company be and is hereby authorized and directed to take all necessary steps and proceedings, and to execute, deliver and file all necessary or appropriate certificates, articles or other instruments, as well as any and all declarations, agreements, documents and other instruments, and to do all such other acts and things, (whether under corporate seal of the Company or otherwise) that may be necessary or desirable to give effect to the provisions of these resolutions.

Revocable Proxy

Uranium Star Corp.

Proxy for the Annual Meeting of Stockholders

to be held on December 20, 2007

This proxy is solicited on behalf of the Board of Directors of Uranium Star Corp. (the "Company") for the 2007 Annual Meeting of Stockholders.  The 2007 Annual Meeting of Stockholders will be held at the St. Andrew's Club & Conference Centre, 150 King St. West, Toronto, Ontario M5H 1J9, Canada on Thursday, December 20, 2007, at 10:00 a.m., local time.

The undersigned, a holder of common stock of the Company, hereby appoints J.A. Kirk McKinnon and Richard E. Schler (the "Proxyholders"), and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the 2007 Annual Meeting of Stockholders, and at any adjournment or postponement thereof, in all matters indicated on this proxy (including on the reverse side hereof), and with discretionary authority to vote as to any other matters that may properly come before such meeting.

Proposal 1	For All	Withhold All	For All Except

The election of the following individuals as Directors of the Company, each to serve a term of one year or until his successor is duly elected or appointed.

•

J.A. Kirk McKinnon

•

Richard E. Schler

•

William Nielsen

•

Hadyn Butler

•

Elgin M. Wolfe

	[_____]	[_____]	[_____]

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of such nominee(s) in the space provided below.

Note that the Board of Directors intends in the future to increase its size from five (5) to seven (7) members, and to fill the resulting vacancies with individuals who can provide a significant contribution to the Company.

Proposal 2	For	Against	Abstain
The ratification of an increase the Company's authorized capital from the 125,000,000 shares of common stock currently authorized to 175,000,000 shares of common stock.	[_____]	[_____]	[_____]
Proposal 3	For	Against	Abstain

The ratification of the appointment of Moore Stephens Cooper Molyneux LLP, Chartered Accountants, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2008.

	[_____]	[_____]	[_____]

(Over)

Attendance at 2007 Annual Meeting of Stockholders
Check here if you plan to attend the 2007 Annual Meeting of Stockholders	[_____]

This proxy, when properly signed, will be voted in the manner directed. If no direction is given, this proxy will be voted FOR Proposal 1, Proposal 2, and Proposal 3.

By completing and returning this proxy, you are granting the Proxyholders, and each of them, the right and authority to vote in their discretion with respect to any amendments to any of the above Proposals, as well as with respect to any other matter that may properly be brought before the 2007 Annual Meeting of Stockholders, in each case in accordance with the judgment of the person or persons voting.  The Company does not expect that any matter other than as described in the Company's proxy statement will be brought before the 2007 Annual Meeting of Stockholders.

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Please be sure to sign and date this proxy in the box below.	Date

Stockholder sign above
Co-Holder (if any) sign above
Please sign and date above, and return this proxy to the Company by mail in the postage paid envelope provided.
URANIUM STAR CORP.
PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.

______________________________________

______________________________________

______________________________________

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